Prospectus Supplement	January 1, 2010

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
Prospectus dated January 30, 2009

As of January 1, 2010, the name of the fund is changed to Putnam International Growth Fund.

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